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                           MFS(R) STRATEGIC VALUE FUND

                      Supplement to the Current Prospectus


The description of the portfolio manager under the "Management of the Fund Investment Adviser" section is hereby revised as follows: Effective May 11, 1998, Kenneth J. Enright is the portfolio manager of the Fund. Mr. Enright, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since 1986.

                  The date of this Supplement is May 11, 1998.